UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22301

Multi-Manager TEI Portfolio, LLC
(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC	150 South U.S. Highway 1, Suite 300	Jupiter, FL 33477
(Address of principal executive offices)

David Reidy

GenSpring Family Offices, LLC

150 South U.S. Highway 1, Suite 300

Jupiter, FL 33477

(Name and address of agent for service)

Registrant’s telephone number, including area code: (561) 746-8444

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

Multi-Manager TEI Portfolio, LLC

(A Limited Liability Company)
Semi-Annual Report
September 30, 2012

i

Dear Members,

We are pleased to enclose the semi-annual report for the Multi-Manager Portfolios (“MMP”) for the period ending September 30, 2012. As always, we appreciate your continued support and investment. Net assets of the MMP stood at approximately $319 million as of the end of September.

Our efforts to re-position the portfolios have been successful to date. Recall that in fiscal 2011, we re-named the portfolios, revised the process for managing them, and separated more illiquid holdings into a discrete liquidating structure. We believe that some of these efforts have begun to bear fruit as the MMP* returned 5.0% over the 12 months ended September 30, 2012 as compared to 2.8% for the Fund’s benchmark HFRI Funds-of-Funds Diversified Index, an index comprised of externally managed funds of funds that one might consider as alternatives to the MMP. Though we do not expect the fund to outperform this index each and every month, our aim is to add value over a full market cycle.

Since inception in July 2009, the MMP has returned approximately +3.7% on an annualized basis through September 2012, with positive monthly returns in 27 out of 39 months. This compares to a +2.9% annualized return for the HFRI Funds-of-Funds Diversified Index over the same time period. The MMP’s standard deviation of returns over the same time period has been approximately 3.7%.

The MMP continues to invest in the following broad strategies: Credit, Equity, Event Driven, Multi-Strategy, Global Trading/Macro, and Special Situations/Other. The graph below shows the allocations to these strategies at September 30, 2012. During the previous 12 months, returns were strongest in Credit, Equity, and Multi-Strategy, while manager selection efforts were particularly strong in Equity Long Short and Multi-Strategy. We added three new managers in fiscal 2012 while removing six, leaving the portfolio invested across 15 total managers. The top 10 managers represent 77% of the capital in the Fund. The MMP has 40% of its capital allocated to managers with over a 10-year track record and 50% of its capital with funds which manage between $500 million and $5 billion in assets.

We remain confident that the portfolios are designed to pursue their objectives with the goal of producing returns with medium to low volatility in most market circumstances, while avoiding extreme negative surprises and having only modest draw-downs during difficult times. As always, should you have any questions or need any additional information, please do not hesitate to contact your GenSpring family office.

Sincerely,
Thomas Carroll	Michael J. Murgio
President, Multi-Manager Portfolios LLC	Chief Investment Strategist
*	Return information is for Multi-Manager Portfolio, LLC. Returns for offshore entities vary slightly.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
September 30, 2012
(Unaudited)

Assets
Investment in the Offshore Portfolio, at fair value	$15,717,638
Cash and cash equivalents	7
Receivable from the Offshore Portfolio	236,502
Total assets	$15,954,147
Liabilities and Members’ Capital
Withdrawals payable	$236,502
Accounts payable and accrued expenses	22,934
Total liabilities	259,436
Members’ capital	15,694,711
Total liabilities and members’ capital	$15,954,147

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Six Months Ended September 30, 2012
(Unaudited)

Net investment loss allocated from the Offshore Portfolio:
Interest income	$500
Other income	4
Expenses	(68,470)
Net investment loss allocated from the Offshore Portfolio	(67,966)
Expenses of the TEI Portfolio:
Audit fees	7,680
Tax fees	8,359
Printing fees	2,458
Other expenses	4,890
Total expenses of the TEI Portfolio	23,387
Net loss of the TEI Portfolio	(23,387)
Net investment loss of the TEI Portfolio	(91,353)
Net realized and unrealized gain from investments allocated from the Offshore Portfolio:
Net realized gain from investments	190,975
Change in unrealized appreciation/depreciation from investments	7,894
Net realized and unrealized gain from investments allocated from the Offshore Portfolio	198,869
Net increase in members’ capital resulting from operations	$107,516

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

Six Months Ended September 30, 2012 (Unaudited)
Members’ capital at March 31, 2012	$19,169,783
Increase (decrease) from members’ capital transactions:
Contributions	670,000
Withdrawals	(4,252,588)
Net decrease in members’ capital from capital transactions	(3,582,588)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(91,353)
Net realized gain from investments	190,975
Change in unrealized appreciation/depreciation from investments	7,894
Net increase in members’ capital resulting from operations	107,516
Members’ capital at September 30, 2012	$15,694,711

Year Ended March 31, 2012
Members’ capital at March 31, 2011	$35,690,910
Increase (decrease) from members’ capital transactions:
Contributions	550,000
Withdrawals	(16,944,628)
Net decrease in members’ capital from capital transactions	(16,394,628)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(295,037)
Net realized gain from investments	823,144
Change in unrealized appreciation/depreciation from investments	(654,606)
Net decrease in members’ capital resulting from operations	(126,499)
Members’ capital at March 31, 2012	$19,169,783

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Six Months Ended September 30, 2012
(Unaudited)

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$107,516
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Offshore Portfolio	67,966
Net realized and unrealized gain from investments allocated from the Offshore Portfolio	(198,869)
Payments for contributions to the Offshore Portfolio	(670,000)
Proceeds from withdrawals from the Offshore Portfolio	4,307,351
Increase in receivable from the Offshore Portfolio	(6,470)
Increase in accounts payable and accrued expenses	(31,376)
Net cash provided by operating activities	3,576,118
Cash flows from financing activities:
Proceeds from contributions	670,000
Payments for withdrawals	(4,246,118)
Net cash used in financing activities	(3,576,118)
Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	7
Cash and cash equivalents at end of period	$7

See accompanying notes to financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
September 30, 2012
(Unaudited)

(1) Organization

Multi-Manager TEI Portfolio, LLC (the “TEI Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The TEI Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The TEI Portfolio was created primarily to serve as a feeder fund that invests in Multi-Manager Cayman Portfolio, LDC (the “Offshore Portfolio”) and to provide an investment vehicle suitable for investment by U.S. tax-exempt investors. The Offshore Portfolio, in turn, invests substantially all of its assets in Multi-Manager Master Portfolio, LLC (the “Master Portfolio”). For convenience, and where context applies, the TEI Portfolio and the Master Portfolio are collectively referred to as the “Portfolios”.

Under Delaware law and the TEI Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the TEI Portfolio is liable for the debts, obligations and liabilities of the TEI Portfolio only to the extent of any contributions to the capital of the TEI Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors of the Portfolios (the “Board”), may be obligated to return to the TEI Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the TEI Portfolio exceed the fair market value of the TEI Portfolio’s assets.

The TEI Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The TEI Portfolio pursues its investment objective by investing substantially all of its assets in the Offshore Portfolio, which in turn invests all of its assets in the Master Portfolio, which has the same investment objectives as the Offshore Portfolio and the TEI Portfolio. The Master Portfolio allocates assets by investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives. On September 30, 2012, the TEI Portfolio indirectly owned 4.92% of the Master Portfolio’s member interests.

The Board has overall responsibility for the management and control of the operations of the TEI Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the TEI Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the TEI Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the TEI Portfolio’s investment program, under the supervision of the Board.

Under the TEI Portfolio’s organizational documents, the TEI Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the TEI Portfolio. In the normal course of business, the TEI Portfolio enters into contracts with service providers, which also provide for indemnifications by the TEI Portfolio for certain liabilities arising out of their duties and responsibilities for the TEI Portfolio. The TEI Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the TEI Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the TEI Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the TEI Portfolio’s officers and directors duties and responsibilities for the TEI Portfolio, subject to various exclusions. The

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities to the TEI Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the TEI Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Investment Securities Transactions

The TEI Portfolio records securities transactions on a trade-date basis.

The TEI Portfolio records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Offshore Portfolio.

(c) Valuation of Investments

The valuation of the TEI Portfolio’s investments is determined on the last business day of each month, or as set forth in the TEI Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The TEI Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the TEI Portfolio’s securities and assets, including the Master Portfolio’s underlying investments. The TEI Portfolio invests substantially all of its assets in the Offshore Portfolio, which in turn invests substantially all of its assets in the Master Portfolio. The investment of the TEI Portfolio in the Offshore Portfolio equals its proportionate share of the total net assets of the Offshore Portfolio. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements included elsewhere in this report.

(d) Fair Value Measurements

The TEI Portfolio records its investment in the Offshore Portfolio, which in turn invests substantially all of its assets in the Master Portfolio, at fair value. Investments of the Master Portfolio are recorded at fair value as more fully discussed in the Master Portfolio’s Notes to Financial Statements.

(e) Investment Income

Dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(f) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the TEI Portfolio bears all expenses incurred in its business, directly or indirectly through its investment in the Master Portfolio (through the Offshore Portfolio), including but not limited to, the following: all costs and expenses related to investment transactions and positions for the TEI Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the TEI Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(g) Income Taxes

The TEI Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the members of the TEI Portfolio. Accordingly, no provision for income taxes has been made in the TEI Portfolio’s financial statements. The TEI Portfolio is allocated its share of offshore withholding taxes, applicable to certain U.S. investment income received by the Offshore Portfolio.

The Adviser has evaluated the tax positions expected to be taken in the course of preparing the TEI Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the TEI Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the TEI Portfolio are recorded as a tax benefit or expense. For the six months ended September 30, 2012, the TEI Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

(h) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(3) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the TEI Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the TEI Portfolio issues new Interests. The required minimum initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state. The TEI Portfolio offers and sells Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The TEI Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The TEI Portfolio reserves the right to reject any application for subscriptions of Interests.

(b) Allocation of Profits and Losses

Net profits or net losses of the TEI Portfolio, including allocations from the Master Portfolio (through the Offshore Portfolio), are generally allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the TEI Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

losses are allocated after giving effect for any capital contributions, which generally are made at the beginning of the month, and before any withdrawals of capital.

(c) Repurchase of Interests

From time to time, members have been provided with the opportunity to have all or any portion of their Interests repurchased by the TEI Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers are made at such times as may be determined by the Board and have been made on a semi-annual basis. However, no member has the right to require the TEI Portfolio to repurchase its Interest. Since the TEI Portfolio’s assets are invested in the Master Portfolio (through the Offshore Portfolio), the ability of the TEI Portfolio to have its Interests in the Master Portfolio repurchased is subject to the Master Portfolio’s and Offshore Portfolio’s repurchase procedures. In addition, the TEI Portfolio may determine not to conduct a repurchase offer each time the Master Portfolio or Offshore Portfolio conducts a repurchase offer. The Board, in its sole discretion, may under certain circumstances elect to extend, suspend or terminate any offer to repurchase Interests. Under the procedures that govern repurchase offers by the TEI Portfolio, there will be a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the TEI Portfolio.

(4) Investments in Portfolio Securities

As of September 30, 2012, all of the investments made by the TEI Portfolio were in the Master Portfolio (through the Offshore Portfolio).

(5) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio and the TEI Portfolio do not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The Adviser’s family office clients do not pay any separate fees to the Adviser in consideration of the management services that the Adviser provides to the TEI Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $625,118 annual minimum fee. The Administrator also provides the TEI Portfolio with transfer agency and other investor-related services at additional costs or for additional fees.

The administration fee for the TEI Portfolio is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the TEI Portfolio. The total administration and transfer agency fees incurred for the six months ended September 30, 2012, as allocated to the TEI Portfolio, were $15,769.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(c) Compensation for Directors

The TEI Portfolio, Master Portfolio and Multi-Manager Portfolio, LLC together pay each of the Directors who is not an “interested person,” as defined in the 1940 Act (the “Independent Directors”), of these companies an annual retainer of $30,000 ($37,500 for the Board chairman), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit and Nominating Committee chairman) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit and Nominating Committee chairman) per off-cycle Audit Committee meeting. The TEI Portfolio, Master Portfolio and Multi-Manager Portfolio, LLC compensated the Independent Directors $73,750 in meeting and retainer fees for the six months ended September 30, 2012.

(6) Indebtedness of the Fund

The TEI Portfolio may borrow money in connection with meeting withdrawal requests. The TEI Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of September 30, 2012, the Portfolio did not have a credit facility in place.

(7) Financial Highlights

Financial highlights are summarized as follows:

	Six Months ended September 30, 2012 (Unaudited)	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members’ capital(1)	(1.05)%	(1.22)%	(0.55)%	(1.45)%
Gross expenses to average members’ capital(1)	1.05%	1.24%	0.62%	1.55%
Net expenses to average members’ capital(1)	1.05%	1.24%	0.62%	1.54%
Portfolio turnover(2)	16.91%	15.98%	13.40%	8.85%
Total return(3)	1.02%	.50%	1.41%	6.25%
Members’ capital, end of period (in 000’s)	$15,695	$19,170	$35,691	$27,751

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The TEI Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios include allocations of net investment income (loss), including expenses from the Offshore Portfolio and Master Portfolio. Ratios have been annualized for periods less than one year.
(2)	The TEI Portfolio is invested exclusively in the Offshore Portfolio, which in turn is invested solely in the Master Portfolio. Therefore, this ratio reflects the portfolio turnover of the Master Portfolio for the period indicated. This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(8) Subsequent Events

The TEI Portfolio accepts initial or additional subscriptions for Interests generally as of the first day of the month. There were no investor subscriptions for Interests for October 1, 2012 or November 1, 2012.

On September 21, 2012, the TEI Portfolio commenced an offer (“Offer”) to repurchase up to $2,806,493 of outstanding Interests from its members based on the estimated net asset value of such Interests calculated as of December 31, 2012. As of the October 22, 2012 expiration of the Offer, approximately $3,200,000 of Interests tendered will be accepted by the Adviser.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
September 30, 2012
(Unaudited)

Directors and Officers

The TEI Portfolio’s operations are managed under the direction and oversight of the Board (each member a “Director”). Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the TEI Portfolio who are responsible for the TEI Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Portfolio as of September 30, 2012.

Asset Class(1)	Fair Value	%
Credit Strategies	$62,396,244	21.44
Equity Strategies	63,806,865	21.93
Even Driven Strategies	34,012,989	11.69
Global Trading	41,833,665	14.37
Multi-Strategy	88,972,636	30.57
	$291,022,399	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

Form N-Q Filings

The TEI Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The TEI Portfolio’s Form N-Q is available on the SEC website at www.sec.gov. The TEI Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the TEI Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Information regarding how the TEI Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Board of Directors Consideration of the Investment Advisory Agreement

At a meeting of the Board held in person on June 8, 2012 (the “Meeting”), the Board, including the Independent Directors, considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Portfolios and the Adviser for an additional annual period. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreement and the services provided by the Adviser. The Independent Directors reviewed and discussed aspects of the materials, initially with, and later without, representatives of the Adviser being present. Representatives of the Adviser reviewed and discussed the materials provided to the Board and responded to questions from the Independent Directors relating to, among other things: the nature and scope of services provided by the Adviser; the investment

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
September 30, 2012
(Unaudited)

performance of the Portfolios and comparative performance information; the expense ratios of the Portfolios and comparative expense information; the experience of the Adviser’s personnel providing services to the Portfolios; and the costs to the Adviser of providing services to the Portfolios.

Further, the Board, including the Independent Directors, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process. The Independent Directors were advised and assisted at all times by independent legal counsel.

Following their review, the Independent Directors concluded that the Advisory Agreement continues to enable the Portfolios’ members to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of members and determined that the Advisory Agreement should be continued in effect for an additional year. The determination of the Independent Directors was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at the Meeting and at other meetings of the Board throughout the year. In reaching their determination, the Independent Directors considered the following factors, among others, and reached the following conclusions:

The nature, extent and quality of the advisory services provided.  The Independent Directors considered: the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and investment strategies; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s investment in and commitment to personnel, the Adviser’s compliance and risk management programs and compliance culture; and the Adviser’s oversight of and interaction with service providers. They also noted the Adviser’s commitment of organizational resources to the operation of the Portfolios (including its assignment in 2011 of senior, experienced personnel to lead the team responsible for management of the Master Portfolio), its responsiveness to matters relating to the Portfolios and its capability of providing the full range of services required under the Advisory Agreement. In particular, the Independent Directors recognized the various enhancements to investment analytics and portfolio construction processes that were implemented by the Adviser during the past year after conducting a comprehensive review and evaluation of the investment approach previously being used to manage the investments of the Master Portfolio.

The Independent Directors concluded that they were very satisfied with the nature, extent and quality of the management and advisory service provided by the Adviser and also concluded that the Adviser would be able to provide during the coming year the same quality and scope of services as provided in the past.

The investment performance of the Portfolios.  The Independent Directors evaluated the information provided by the Adviser regarding the Portfolios’ investment performance and comparative information on the performance of other investment funds and relevant indices. They noted that, during the past year, the investment performance of the Portfolios has improved over performance in prior years and compares favorably to the performance of relevant indices of the performance of funds of hedge funds and to the performance of peer group funds.

Costs of services provided and profits realized by the Adviser.  The Independent Directors reviewed the expense ratios of the Portfolios and comparative information regarding the expenses of other similar funds and noted that, unlike virtually all other funds, the Portfolios do not pay any fees for investment advisory services. Based on this review, the Independent Directors determined that the expense ratios of the Portfolios compare favorably to those of similar funds. In addition, the Independent Directors considered whether the Adviser has realized any economies of scale in its costs of providing services to the Portfolios as a result of the growth of the assets of the Portfolios that could be shared with the Portfolios. In this regard, the Independent Directors determined that, because the assets of each of the Portfolios had declined during the past year, there were no economies of scale realized by the Adviser. The Independent Directors also took note

MULTI-MANAGER TEI PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
September 30, 2012
(Unaudited)

of the fact that the Adviser is not paid any fees by the Portfolios and, therefore, does not realize any profits directly attributable to its relationship with the Portfolios. However, the Independent Directors reviewed information relating to the fees that the Adviser charges to its client families and took cognizance of the fact that the Adviser’s fee schedule to client families for wealth management services includes breakpoints so that the effective fees paid by client families on larger accounts is reduced.

Benefits to the Adviser from its relationship with the Portfolios.  The Independent Directors did not identify any direct benefits that are realized by the Adviser from its relationship with the Portfolios. They recognized, however, that there may be certain indirect benefits to the Adviser that may be attributable to this relationship. The Independent Directors determined that it was difficult to quantify any such benefits and believe that any such benefits would be reasonable and appropriate because they would result solely from services provided to the Portfolios pursuant to the Advisory Agreement and are consistent with benefits that other investment advisers may realize from their relationships with the investment companies that they advise. The Independent Directors also noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Portfolios.

Other considerations.  The Independent Directors determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel and has demonstrated its commitment to the management and successful operations of the Portfolios.

Based upon their consideration of all factors deemed relevant, including but not limited to those discussed above, the Independent Directors determined that approval of the continuance of the Advisory Agreement was in the best interest of the Portfolios and their members.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited by Shares)

Shareholders’ Report

September 30, 2012

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statement of Assets and Liabilities
September 30, 2012
(Unaudited)

Assets
Investment in the Master Portfolio, at fair value	$19,332,526
Cash and cash equivalents	5
Receivable from the Master Portfolio	236,502
Total assets	$19,569,033
Liabilities
Redemptions payable	$236,502
Withholding tax payable	11,516
Accounts payable and accrued expenses	13,186
Total liabilities	261,204
Net assets	$19,307,829
Net asset value per share (174,635 shares outstanding)	$110.56

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statement of Operations
For the Six Months Ended September 30, 2012
(Unaudited)

Net investment loss allocated from the Master Portfolio:
Interest income	$603
Other income	5
Expenses	(38,867)
Net investment loss allocated from the Master Portfolio	(38,259)
Expenses of the Offshore Portfolio:
Audit fees	7,680
Legal fees	550
Offshore withholding tax expense	34,356
Other expenses	1,009
Total expenses of the Offshore Portfolio	43,595
Net loss of the Offshore Portfolio	(43,595)
Net investment loss of the Offshore Portfolio	(81,854)
Net realized and unrealized gain from investments allocated from the Master Portfolio:
Net realized gain from investments	232,769
Change in unrealized appreciation/depreciation from investments	19,735
Net realized and unrealized gain from investments allocated from the Master Portfolio	252,504
Net increase in net assets resulting from operations	$170,650

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statements of Changes in Net Assets

Six Months Ended September 30, 2012 (Unaudited)
Net assets at March 31, 2012	$22,874,530
Increase (decrease) in net assets from capital transactions:
Subscriptions	670,000
Redemptions	(4,407,351)
Net decrease in net assets from capital transactions	(3,737,351)
Increase (decrease) in net assets resulting from operations:
Net investment loss	(81,854)
Net realized gain from investments	232,769
Change in unrealized appreciation/depreciation from investments	19,735
Net increase in net assets resulting from operations	170,650
Net assets at September 30, 2012	$19,307,829
Increase (decrease) in shares from capital transactions:
Issued	6,177
Redeemed	(40,827)
Net decrease in shares from capital transactions	(34,650)

Year Ended March 31, 2012
Net assets at March 31, 2011	$43,833,044
Increase (decrease) in net assets from capital transactions:
Subscriptions	900,003
Redemptions	(21,732,313)
Net decrease in net assets from capital transactions	(20,832,310)
Increase (decrease) in net assets resulting from operations:
Net investment loss	(293,616)
Net realized gain from investments	1,008,922
Change in unrealized appreciation/depreciation from investments	(841,510)
Net decrease in net assets resulting from operations	(126,204)
Net assets at March 31, 2012	$22,874,530
Increase (decrease) in shares from capital transactions:
Issued	8,378
Redeemed	(203,284)
Net decrease in shares from capital transactions	(194,906)

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Statement of Cash Flows
For the Six Months Ended September 30, 2012
(Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$170,650
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Master Portfolio	38,259
Net realized and unrealized gain from investments allocated from the Master Portfolio	(252,504)
Payments for subscriptions to the Master Portfolio	(670,000)
Proceeds from redemptions from the Master Portfolio	4,542,232
Decrease in receivable from the Master Portfolio	317,769
Decrease in offshore withholding tax payable	(56,725)
Decrease in accounts payable and accrued expenses	(34,561)
Net cash provided by operating activities	4,055,120
Cash flows from financing activities:
Proceeds from subscriptions	670,000
Payments for redemptions	(4,725,120)
Net cash used in financing activities	(4,055,120)
Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	5
Cash and cash equivalents at end of period	$5
Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$91,081

See accompanying notes to financial statements.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements
September 30, 2012
(Unaudited)

(1) Organization

Multi-Manager Cayman Portfolio, LDC (the “Offshore Portfolio”) is an exempted limited duration company that was incorporated with limited liability in June, 2009 under the laws of the Cayman Islands. The duration of the Offshore Portfolio is limited to a period ending no later than thirty years from the date of incorporation. The Offshore Portfolio is a feeder fund in a master-feeder structure. The Offshore Portfolio is authorized to issue 500,000,000 shares of beneficial interest with a par value of $0.0001 each.

The Offshore Portfolio invests substantially all of its assets in Multi-Manager Master Portfolio, LLC (the “Master Portfolio”). The Offshore Portfolio and its feeder fund, Multi-Manager TEI Portfolio, LLC (the “TEI Portfolio”) were created primarily to provide an investment vehicle suitable for investment by U.S. tax-exempt investors. For convenience, and where context applies, the TEI Portfolio and the Master Portfolio are collectively referred to as the “Portfolios.”

The Offshore Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Offshore Portfolio pursues its investment objective by investing substantially all of its assets in the Master Portfolio, which allocates assets by investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives. The Master Portfolio’s Financial Statements, included elsewhere in this report, are an integral part of the Offshore Portfolio’s Financial Statements and should be read in conjunction with this report. The percentage of the Master Portfolio’s member interests owned by the Offshore Portfolio on September 30, 2012 was 6.06%.

The TEI Portfolio (the “Managing Member”) has overall responsibility for the management and control of the operations of the Offshore Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the adviser to the Offshore Portfolio.

The Adviser is registered with the United States Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Offshore Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Offshore Portfolio’s investment program, under the supervision of the Board.

Under the Offshore Portfolio’s organizational documents, the Offshore Portfolio’s Managing Member and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Offshore Portfolio. In the normal course of business, the Offshore Portfolio enters into contracts with service providers, which also provide for indemnifications by the Offshore Portfolio for certain liabilities arising out of their duties and responsibilities for the Offshore Portfolio. The Offshore Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Offshore Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Adviser has insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities to the Offshore Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Offshore Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

The functional and reporting currency of the Offshore Portfolio is the United States Dollar.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(b) Investment Securities Transactions

The Offshore Portfolio records securities transactions on a trade-date basis.

The Offshore Portfolio records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Portfolio.

(c) Valuation of Investments

The valuation of the Offshore Portfolio’s investments is determined on the last business day of each month, or as set forth by the Adviser’s valuation committee (“Adviser Valuation Committee”), in accordance with procedures adopted by the Board, subject to the direction and oversight of the Managing Member. The Offshore Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Portfolio’s securities and assets, including the Master Portfolio’s underlying investments. The Offshore Portfolio invests substantially all of its assets in the Master Portfolio. The investment of the Offshore Portfolio in the Master Portfolio equals its proportionate share of the total net member’s capital of the Master Portfolio. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements included elsewhere in this report.

(d) Fair Value Measurements

The Offshore Portfolio records its investment in the Master Portfolio at fair value. Investments of the Master Portfolio are recorded at fair value as more fully discussed in the Master Portfolio’s Notes to Financial Statements.

(e) Investment Income

Dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(f) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Offshore Portfolio bears all expenses incurred in its business, directly or indirectly through its investment in the Master Portfolio, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Offshore Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Offshore Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Managing Member. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(g) Income Taxes

The Offshore Portfolio is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking as to tax concessions which provides that for a period of 20 years from July 7, 2009, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to the Offshore Portfolio or its operations. Currently, the only tax payable by the Offshore Portfolio is offshore withholding tax, applicable to certain U.S. investment income, which is being withheld by the Master Portfolio.

The Managing Member has evaluated the tax positions expected to be taken in the course of preparing the Offshore Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Offshore Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Offshore Portfolio are recorded as a tax benefit or expense. For the six months ended September 30, 2012, the Offshore Portfolio did not recognize any amounts for unrecognized tax benefits for U.S. and Cayman tax returns. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations, for federal and foreign income tax purposes, are subject to examination by tax authorities.

(h) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(3) Members’ Equity

(a) Issuance of Shares

Upon receipt from eligible investors of initial or additional capital contributions to purchase shares (“Shares”), which purchases are generally accepted as of the first day of each month, the Offshore Portfolio issues new Shares. The minimum required initial and additional share purchase amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Shares have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Offshore Portfolio offers and sells Shares only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for the Shares, and none is expected to develop. The Offshore Portfolio is not required, and does not intend, to hold annual meetings of its members. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Offshore Portfolio’s exempted limited duration company agreement. The Offshore Portfolio reserves the right to reject any application for subscriptions of Shares.

(b) Allocation of Profits and Losses

Net profits or net losses of the Offshore Portfolio, including allocations from the Master Portfolio, are generally allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective account ownership percentage for the

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Offshore Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any purchases of Shares, which generally are made at the beginning of the month, and before any withdrawals of Shares.

(c) Repurchase of Interests

From time to time, members have been provided with the opportunity to have all or any portion of their Shares repurchased by the Offshore Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers are made at such times as may be determined by the Board and have been made on a semi-annual basis. However, no member has the right to require the Offshore Portfolio to repurchase its Shares. Since the Offshore Portfolio’s assets are invested in the Master Portfolio, the ability of the Offshore Portfolio to have its Interests in the Master Portfolio repurchased is subject to the Master Portfolio’s repurchase procedures. In addition, management of the Offshore Portfolio may determine not to conduct a repurchase offer each time the Master Portfolio conducts a repurchase offer. The Managing Member, in its sole discretion, may under certain circumstances elect to extend, suspend or terminate any offer to repurchase Shares. Under the procedures that govern repurchase offers by the Offshore Portfolio, there will be a substantial period of time between the date as of which members must tender their Shares for repurchase and the date they can expect to receive payment for their Shares from the Offshore Portfolio.

(4) Investments in Portfolio Securities

As of September 30, 2012, and for the six months then ended, all of the investments made by the Offshore Portfolio were in the Master Portfolio.

(5) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio and the Offshore Portfolio do not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The Adviser’s family office clients do not pay any separate fees to the Adviser in consideration of the management services that the Adviser provides to the Offshore Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $625,118 annual minimum fee.

The administration fee for the Offshore Portfolio is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Offshore Portfolio. The total administration fees incurred for the six months ended September 30, 2012, as allocated to the Offshore Portfolio were $19,066.

MULTI-MANAGER CAYMAN PORTFOLIO, LDC
(A Company Limited By Shares)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(6) Financial Highlights

Financial highlights are summarized as follows:

	Six Months ended September 30, 2012 (Unaudited)	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Per share operating performance:
Net asset value, beginning of period	$109.30	$108.45	$106.78	$100.00
Income from investment operations:
Net investment loss(1)	(0.42)	(1.06)	(0.43)	(0.68)
Net realized and unrealized gain on investments	1.68	1.91	2.10	7.46
Net increase resulting from investment operations	1.26	0.85	1.67	6.78
Net asset value, end of period	$110.56	$109.30	$108.45	$106.78
Net investment loss to average net assets(2)	(0.78)%	(0.96)%	(0.40)%	(0.86)%
Gross expenses to average net assets(2)	0.78%	0.98%	0.48%	0.96%
Net expenses to average net assets(2)	0.78%	0.98%	0.48%	0.95%
Portfolio turnover(3)	16.91%	15.98%	13.40%	8.85%
Total return(4)	1.15%	0.78%	1.56%	6.78%
Net assets, end of period (in 000’s)	$19,308	$22,875	$43,833	$33,455

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Offshore Portfolio commenced operations on July 1, 2009.
(1)	Calculated using average shares measured at the end of each month during the period.
(2)	Average net assets are measured at the end of each month during the period. Ratios include allocations of net investment income (loss), including expenses from the Master Portfolio. Ratios have been annualized for periods less than one year.
(3)	The Offshore Portfolio is invested exclusively in the Master Portfolio, therefore this ratio reflects the portfolio turnover of the Master Portfolio, which is for the period indicated. This ratio has not been annualized for periods less than one year.
(4)	Calculated based on change of the NAV per share during the period. The total return is not annualized for periods less than one year.

(7) Subsequent Events

The Offshore Portfolio accepts initial or additional subscriptions for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $200,000 for November 1, 2012.

On September 21, 2012, the Offshore Portfolio commenced an offer (“Offer”) to repurchase up to $3,568,925 of outstanding Shares from its members based on the estimated net asset value of such Shares calculated as of December 31, 2012. As of the October 22, 2012 expiration of the Offer, approximately $185,000 of Shares tendered will be accepted by the Adviser.

Management has evaluated events and transactions through November 29, 2012, the date these financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Semi-Annual Report

September 30, 2012

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
September 30, 2012
(Unaudited)

Assets
Investments in Investment Vehicles, at fair value (cost $235,697,705)	$271,830,762
Investments in affiliated Investment Vehicles, at fair value (cost $18,935,000)	19,191,637
Total investments (cost $254,632,705)	291,022,399
Cash and cash equivalents	13,377,401
Interest receivable	155
Receivable from investments sold	20,505,083
Prepaid expenses and other assets	154,223
Total assets	$325,059,261
Liabilities and Members’ Capital
Withdrawals payable	$5,670,755
Administration fees payable	107,119
Directors fees payable	3,562
Accounts payable and accrued expenses	114,654
Total liabilities	5,896,090
Members’ capital	319,162,134
Managing member’s capital	1,037
Total members’ capital	319,163,171
Total liabilities and members’ capital	$325,059,261
Members’ Capital
Represented by:
Net capital contributions	$282,773,477
Accumulated net unrealized appreciation/depreciation from investments and affiliated investment	36,389,694
$319,163,171

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments
September 30, 2012
(Unaudited)

	Acquisition Date	Cost	Shares	Fair Value	% of Members' Capital
Investments in Investment Vehicles (91.18% of Members' Capital)
Credit Strategies (19.55% of Members' Capital)
Long-Short Credit
Brigade Leveraged Capital Structures Fund, LP	7/1/2009	$8,488,877		$10,996,139	3.45%
Mortgage Related
Halcyon Asset Backed Value Fund, LP(1)(2)	9/1/2010	20,000,000		24,987,433	7.83%
Magnetar Structured Credit Fund, LP(1)(2)	1/1/2011	23,333,333		26,412,672	8.27%
Total Mortgage Related				51,400,105
Total Credit Strategies (Cost $51,822,210)				62,396,244
Equity Strategies (19.99% of Members' Capital)
Long-Short Non-U.S.
The Alphagen Octanis Fund Limited – Class A(2)(3)	7/2/2012	18,935,000	97,755	19,191,637	6.01%
Long-Short U.S.
Marble Arch QP Partners, LP(2)	7/1/2009	12,122,826		23,121,592	7.25%
Low Net Sector
Cygnus Utilities, Infrastructure & Renewables, LLC	9/1/2010	5,000,000		5,144,572	1.61%
Low Net U.S.
Axial Capital Institutional, LP(2)	7/1/2009	19,980,295		16,349,064	5.12%
Total Equity Strategies (Cost $56,038,121)				63,806,865
Event Driven Strategies (10.66% of Members' Capital)
Litespeed Partners, LP	9/30/2011	152,300		145,515	0.05%
Orange Capital Domestic I, LP(2)	7/1/2009	16,973,970		19,070,973	5.97%
York Global Value Partners, LP	7/2/2012	13,890,000		14,796,501	4.64%
Total Event Driven Strategies (Cost $31,016,270)				34,012,989
Global Trading (13.11% of Members' Capital)
Global Macro
AIP Global Macro Fund, LP	4/1/2012	15,000,000		15,212,348	4.77%
Managed Futures
ACL Alternative Fund Limited(2)	10/1/2009	27,707,734	108,510	26,621,317	8.34%
Total Global Trading (Cost $42,707,734)				41,833,665
Multi-Strategy (27.87% of Members' Capital)
D.E. Shaw Composite Fund, LLC(2)	7/1/2009	27,112,672		33,373,385	10.46%
Elliott Associates, LP(2)	7/1/2009	30,761,594		40,871,599	12.80%
Stratus Feeder, LLC Class 1X	2/1/2012	15,000,000		14,528,367	4.55%
Taconic Opportunity Fund, LP	7/1/2009	174,104		199,285	0.06%
Total Multi-Strategy (Cost $73,048,370)				88,972,636
Total Investments (91.18% of Members' Capital) (Cost $254,632,705)				291,022,399
Other Assets in Excess of Liabilities (8.82% of Members' Capital)				28,140,772
Total Members' Capital (100%)				$319,163,171

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may allocate its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of September 30, 2012, the Master Portfolio had no outstanding capital commitments.

All securities are non-income producing.

All securities are restricted unless noted otherwise and represent 91.18% of Total Members' Capital.

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Portfolio's investments.

(1)	Investment Vehicles in which ownership by the Master Portfolio exceeds 5%. Refer to Note 5, Investments in Portfolio Securities, for additional information.
(2)	Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity provisions for investments greater than 5% of Members’ Capital.
(3)	Affiliated investment. Refer to Note 5, Investments in Portfolio Securities, for additional information.

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Six Months Ended September 30, 2012
(Unaudited)

Investment income:
Interest income	$10,134
Other income	83
Total investment income	10,217
Expenses:
Administration fees	321,331
Directors fees	77,313
Legal fees	69,114
Custodian fees	33,599
Insurance expense	100,052
Tax fees	1,733
Other expenses	52,351
Total expenses	655,493
Net investment loss	(645,276)
Net realized and unrealized gain (loss) from investments and affiliated investment:
Net realized gain from investments	3,865,203
Change in unrealized appreciation/depreciation from investments	(121,571)
Change in unrealized appreciation/depreciation from affiliated investment	256,637
Net realized and unrealized gain from investments and affiliated investment	4,000,269
Net increase in members’ capital resulting from operations	$3,354,993

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

	Six Months Ended September 30, 2012 (Unaudited)
	Members	Managing Member	Total
Members’ capital at March 31, 2012	$398,695,188	$1,023	$398,696,211
Increase (decrease) from members’ capital transactions:
Contributions	3,120,030	—	3,120,030
Withdrawals	(86,008,063)	—	(86,008,063)
Net decrease in members’ capital from capital transactions	(82,888,033)	—	(82,888,033)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(645,274)	(2)	(645,276)
Net realized gain from investments	3,865,191	12	3,865,203
Change in unrealized appreciation/depreciation from investments and affiliated investment	135,062	4	135,066
Net increase in members’ capital resulting from operations	3,354,979	14	3,354,993
Members’ capital at September 30, 2012	$319,162,134	$1,037	$319,163,171

	Year Ended March 31, 2012
	Members	Managing Member	Total
Members’ capital at March 31, 2011	$716,213,209	$1,095	$716,214,304
Increase (decrease) from members’ capital transactions:
Contributions	8,580,187	—	8,580,187
Withdrawals	(328,508,700)	(86)	(328,508,786)
Net decrease in members’ capital from capital transactions	(319,928,513)	(86)	(319,928,599)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,427,933)	(3)	(1,427,936)
Net realized gain from investments and affiliated investment	17,229,496	44	17,229,540
Change in unrealized appreciation/depreciation from investments and affiliated investment	(13,391,071)	(27)	(13,391,098)
Net increase in members’ capital resulting from operations	2,410,492	14	2,410,506
Members’ capital at March 31, 2012	$398,695,188	$1,023	$398,696,211

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Six Months Ended September 30, 2012
(Unaudited)

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$3,354,993
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(52,825,083)
Proceeds from disposition of investments	87,696,997
Net realized gain from investments	(3,865,203)
Change in unrealized appreciation/depreciation from investments and affiliated investment	(135,066)
Decrease in interest receivable	140
Decrease in prepaid contributions to Investment Vehicles	20,000,000
Decrease in receivable from investments sold	35,973,103
Increase in prepaid expenses and other assets	(105,189)
Increase in administration fees payable	56,979
Increase in directors fees payable	3,562
Decrease in accounts payable and accrued expenses	(71,706)
Net cash provided by operating activities	90,083,527
Cash flows from financing activities:
Proceeds from contributions	2,460,029
Payments for withdrawals	(84,685,343)
Net cash used in financing activities	(82,225,314)
Net increase in cash and cash equivalents	7,858,213
Cash and cash equivalents at beginning of period	5,519,188
Cash and cash equivalents at end of period	$13,377,401

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
September 30, 2012
(Unaudited)

(1) Organization

Multi-Manager Master Portfolio, LLC (the “Master Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act and one feeder fund that is a limited duration company organized under Cayman law (Multi-Manager Cayman Portfolio, LDC, the “Offshore Portfolio”) through which one of the feeder funds invests in the Master Portfolio, and through which non-U.S. investors may participate in the investment program of the Master Portfolio.

Under Delaware law and the Master Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the Master Portfolio is liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors (the “Board”), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Master Portfolio pursues its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board has overall responsibility for the management and control of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Master Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

Effective June 29, 2011 (the “Transfer Date”), the Master Portfolio transferred to GCP Liquidating Trust (the “Trust”) certain non-transferrable interests in Portfolio Funds (“Portfolio Fund Interests”) having a value of approximately $53,625,000 as of June 30, 2011. The purpose of the transfer was to maintain appropriate liquidity of the Master Portfolio and to facilitate its ability to provide liquidity to its members. The Portfolio Fund interests transferred to the Trust consisted of interests in Portfolio Funds that provided no rights to withdraw capital or had imposed extraordinary restrictions on withdrawals of capital. The Master Portfolio also transferred $2,800,000 of cash to the Trust to enable the Trust to pay anticipated expenses and meet anticipated liabilities.

Under the Master Portfolio’s organizational documents, the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities to the Master Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities to the Master Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles. Distributions from Investment Vehicles, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the characteristics of the distribution if such information is available. In cases where the characteristics of a distribution from an Investment Vehicle are not available, such distribution will be classified as investment income.

Realized gains and losses on investment, including Investment Vehicles, are calculated using the specific lot identification method to determine cost.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined on the last business day of each month, or as set forth in the Master Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The Master Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Master Portfolio’s securities and assets, including the Master Portfolio’s underlying Investment Vehicles.

Investments held and valued by the Master Portfolio are as follows:

•	Investment Vehicles — Investments in Investment Vehicles are ordinarily carried at fair value based on the Master Portfolio’s ownership interest in the Investment Vehicle and the value of the net assets of the Investment Vehicle, as provided to the Master Portfolio by the investment manager or the administrator of such Investment Vehicle. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

Investment Vehicle. Based on this due diligence review, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect fair value. Generally, the fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio withdrew all of its capital from the Investment Vehicle at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities — All of the Master Portfolio’s investments are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended, or that may be sold only in a privately negotiated transaction pursuant to an exemption from registration.

Investment Vehicles held by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. Although the Master Portfolio did not invest in any investments other than Investment Vehicles during the period ended September 30, 2012, the Master Portfolio is permitted to directly invest in the same types of investments and investment strategies. The discussion below applies to the Investment Vehicles and to the Master Portfolio.

•	Mutual Funds — Investments in open-end investment companies are valued at net asset value.
•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges — In general, the Investment Vehicles value securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite “bid” prices for securities held long, or their composite “ask” prices for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Investment Vehicle.
•	Short Sales — The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of their normal investment activities. An Investment Vehicle incurs a loss if the price of the security increases between the date of the short sale and the date on which the Investment Vehicle replaces the borrowed security. An Investment Vehicle realizes a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.
•	Repurchase Agreements — The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“Repurchase Agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a Repurchase Agreement, the value of which

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
•	Reverse Repurchase Agreements — The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by an Investment Vehicle may decline below the price of the securities the Investment Vehicle is obligated to purchase.
•	Distressed Securities — Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the debt obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.
•	Options — Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing bid and ask prices for such options on the date of determination or, if no such prices were quoted on such date, the mean between the bid and ask prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing bid prices if held long and at their last closing ask prices if held short.
•	Securities Lending — The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, an Investment Vehicle receives collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objective. For the six months ended September 30, 2012, the Master Portfolio did not engage in any such transactions.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. For the six months ended September 30, 2012, the Master Portfolio had no foreign currency activity.

(g) Investment Income

For investments in securities, including shares of mutual funds, dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(h) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Portfolio bears all expenses incurred in its business, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

The Investment Vehicles bear various expenses in connection with their operations similar to those incurred by the Master Portfolio. The Investment Vehicles are managed by various investment managers who generally assess asset-based fees to and receive performance-based allocations or fees from the Investment Vehicles, which effectively reduce the investment return of the Investment Vehicles. These expenses and fees of the Investment Vehicles that are paid by their investors may be significant and are in addition to those incurred by the Master Portfolio itself and will not have any impact on the expense ratios presented in the financial highlights of the Master Portfolio.

(i) Income Taxes

The Master Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the members of the Master Portfolio. Accordingly, no provision for income taxes has been made in the Master Portfolio’s financial statements. The Master Portfolio may serve as withholding agent for U.S. offshore withholding tax for the Offshore Portfolio.

The Adviser has evaluated the tax positions expected to be taken in the course of preparing the Master Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Master Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Portfolio, are recorded as a tax benefit or expense. For the six months ended September 30, 2012, the Master Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(j) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(k) New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Master Portfolio’s members’ capital. Management is currently evaluating any impact ASU 2011-11 may have on the Master Portfolio’s financial statements disclosures.

(3) Fair Value Measurements

The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.
•	Level 2 — investments with other significant observable inputs or fair value of investments in Investment Vehicles as to which the Master Portfolio has the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.
•	Level 3 — investments with significant unobservable inputs (which may include the Master Portfolio’s own assumptions in determining the fair value of investments) or fair value of investments in Investment Vehicles as to which the Master Portfolio does not have the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

As of September 30, 2012, there were no Level 1 securities held by the Master Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

The following is a summary categorization as of September 30, 2012, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 2	Level 3
	Investment Vehicles	Investment Vehicles	Total Investments
Investments
Credit Strategies
Long-Short Credit	$10,996,139	$—	$10,996,139
Mortgage Related	24,987,433	26,412,672	51,400,105
Equity Strategies
Long-Short Non-U.S.	19,191,637	—	19,191,637
Long-Short U.S.	23,121,592	—	23,121,592
Low Net Sector	5,144,572	—	5,144,572
Low Net U.S.	16,349,064	—	16,349,064
Event Driven Strategies
Event Driven Strategies	33,867,474	145,515	34,012,989
Global Trading
Global Macro	—	15,212,348	15,212,348
Managed Futures	26,621,317	—	26,621,317
Multi-Strategy
Multi-Strategy	55,399,966	33,572,670	88,972,636
Total Investments	$215,679,194	$75,343,205	$291,022,399

The categorization of investments between Levels 2 and 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 Fair Value Measurements for investments held as of September 30, 2012:

	Fair Value as of September 30, 2012	Valuation Technique	Liquidity of Investments	Adjustments To NAV**
Investments in Investment Vehicles
Credit Strategies
Mortgage Related	$26,412,672	NAV as Practical Expedient*	Greater than 90 Days	None
Event Driven Strategies	145,515	NAV as Practical Expedient*	Greater than 90 Days	None
Global Trading
Global Macro	15,212,348	NAV as Practical Expedient*	Greater than 90 Days	None
Multi-Strategy	33,572,670	NAV as Practical Expedient*	Greater than 90 Days	None
Total Investments in Investment Vehicles	$75,343,205

*	Unobservable valuation input.
**	Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Vehicles. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Portfolio's measurement date; it is probable that the Investment Vehicle will be sold at a value significantly different than the reported expedient NAV; it is determined by the Adviser Valuation Committee that the Investment Vehicle is not being valued at fair value by the Investment Vehicle.

The Master Portfolio discloses transfers between levels based on valuations at the end of the reporting period.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investment Vehicles
	Balance as of March 31, 2012	Gross Purchases	Gross Sales	Transfers In/(Out)(a)	Net Realized Gains (Losses)	Change in Unrealized Appreciation/ Depreciation	Balance as of September 30, 2012
Investment Vehicles
Credit Strategies
Mortgage Related	$49,502,681	$—	$(1,828,278)	$(24,987,433)	$161,611	$3,564,091	$26,412,672
Equity Strategies
Long-Short Emerging	4,420,214	—	(4,198,711)	—	467,267	(688,770)	—
Long-Short Global	15,897,742	—	(13,444,964)	—	(1,555,036)	(897,742)	—
Event Driven Strategies
Event Driven Strategies	145,515	—	—	—	—	—	145,515
Global Trading
Global Macro	—	15,000,000	—	—	—	212,348	15,212,348
Multi-Strategy
Multi-Strategy	50,270,896	—	(18,000,000)	—	2,996,553	(1,694,779)	33,572,670
Total Investment Vehicles	$120,237,048	$15,000,000	$(37,471,953)	$(24,987,433)	$2,070,395	$495,148	$75,343,205

The change in unrealized appreciation from Level 3 investments held at September 30, 2012 is $495,148.

(a)	Amount transferred out from Level 3 to Level 2 due to increased liquidity based upon redemption terms which include the expiration of a two year lock-up period.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

The Master Portfolio is permitted to measure the fair value of alternative investment entities that do not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Portfolio as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to withdraw its capital at the measurement date, any withdrawal fees, any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. A listing of such investments held by the Master Portfolio and their attributes as of September 30, 2012, are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000's)	Remaining Life	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Credit Strategies(a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$62,396	N/A	Quarterly – Annual	45 – 90 days	0 – 1 year; 5% – 25% limits on soft locks
Equity Strategies(b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	63,807	N/A	Monthly – Annual	30 – 90 days	0 – 1 year; 3 year rolling lock; up to 5% redemption fee
Event Driven Strategies(c)	Seek to profit from changes in the prices of securities of companies facing major corporate events, such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	34,013	N/A	Quarterly – Annual	70 – 90 days	0 – 5 years; approximately 3% is illiquid
Global Trading(d)	Publicly traded equity securities issued by non-U.S. companies.	41,833	N/A	Daily – Monthly	3 – 90 days	0 – 2 years
Multi-Strategy(e)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	88,973	N/A	Quarterly – Semi-Annual	45 – 90 days	0 – 3 years; maximum withdrawal per quarter up to 6.25%
		$291,022

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock-up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e., moving from a 90 day or less redemption period to greater than 90 days.

For each of the categories below, the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a)	This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.
(c)	This category includes Investment Vehicles that typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include merger or risk arbitrage investments (securities of companies that announce acquisition offers) and distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). This category may also include Investment Vehicles invested in certain non-security financial assets.
(d)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.
(e)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

(4) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the Master Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the Master Portfolio issues new Interests. The required minimum initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Portfolio offers and sells Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The Master Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Portfolio’s LLC Agreement. The Master Portfolio reserves the right to reject any applications for subscriptions of Interests.

(b) Allocation of Profits and Losses

Net profits or net losses of the Master Portfolio are allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the Master Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any capital contributions, which generally are made at the beginning of the month, and before any withdrawals of capital.

(c) Repurchase of Interests

From time to time, members have been provided with the opportunity to have all or any portion of their Interests repurchased by the Master Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers are made at such times as may be determined by the Board and have been made on a semi-annual basis. However, no member has the right to require the Master Portfolio to repurchase its Interest. The Board, in its sole discretion, may, under certain circumstances, elect to extend, suspend or terminate any offer to repurchase Interests. Under the procedures that govern repurchase offers by the Master Portfolio, there will be a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Master Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(5) Investments in Portfolio Securities

(a) Investment Activity

As of September 30, 2012, the Master Portfolio’s investments were in Investment Vehicles. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/managing members or advisers in the form of management fees computed at annual rates ranging from 1% to 2.5% of net assets. In addition, Investment Vehicles typically also provide for performance-based incentive fees/allocations ranging from 0% to 25% of an Investment Vehicle’s net profits, although it is possible that such ranges may be exceeded for certain Investment Vehicles.

For the six months ended September 30, 2012, the aggregate cost of purchases and proceeds from sales/withdrawals of investments were $52,825,083 and $87,696,997, respectively.

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of September 30, 2012 was $254,632,705, resulting in accumulated net unrealized appreciation of $36,389,694 consisting of $41,585,760 in gross unrealized appreciation and $5,196,066 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid. The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to withdraw from the Investment Vehicle, the value of the Master Portfolio’s interest in the Investment Vehicle may be less favorable than the value of that interest at the time when it initially decided to withdraw.

The Investment Vehicles in which the Master Portfolio invests have a greater amount of both market and liquidity risk than many other investment instruments. These investments may trade, if at all, in a limited market and may not be able to be immediately liquidated by the Master Portfolio if needed. Values assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at September 30, 2012:

Liquidity Categories	Investments	Category Definition
Category 1 Funds	57.49%	Investment Vehicles that have at least quarterly withdrawal rights and a lock up period of less than two years.
Category 2 Funds	0.00%	Investment Vehicles that have at least quarterly withdrawal rights after a maximum two-year lock up period.
Category 3 Funds	42.51%	Investment Vehicles that (i) have at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.
	100.00%

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity of an investment in the Investment Vehicles themselves. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains one or more of these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

Below are the fair value as a percentage of Members’ Capital, and liquidity provisions for all investments in Investment Vehicles constituting greater than 5% of Members’ Capital as of September 30, 2012:

Investment Vehicles	Fair Value as % of Members' Capital	Redemption Frequency	Redemption Restrictions and Terms
ACL Alternative Fund Limited	8.34%	Daily	1 day notice
Axial Capital Institutional, LP	5.12%	Semi-Annual	90 days notice
D.E. Shaw Composite Fund, LLC	10.46%	Quarterly	90 days notice
Elliott Associates, LP	12.80%	Semi-Annual	60 days notice
Halcyon Asset Backed Value Fund, LP	7.83%	Quarterly	90 days notice
Magnetar Structured Credit Fund, LP	8.27%	Quarterly – Semi-Annual	90 days notice
Marble Arch QP Partners, LP	7.25%	Semi-Annual	60 days notice
Orange Capital Domestic I, LP	5.97%	Quarterly	90 days notice
The Alphagen Octanis Fund Limited – Class A	6.01%	Monthly	30 days notice

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(c) Investment Ownership

At September 30, 2012, the Master Portfolio held certain investments that represent more than 5% of the capital of an Investment Vehicle. A listing of these investments (including activity for the period ended September 30, 2012) is shown below:

			For the Six Months April 1, 2012 through September 30, 2012
Investments	Shares	Fair Value March 31, 2012	Cost of Purchases	Proceeds from Sales	Change in Appreciation/ Depreciation	Realized Gain on Investments	Fair Value September 30, 2012
Halcyon Asset Backed Value Fund, LP		$23,190,478	$—	$—	$1,796,955	$—	$24,987,433
The Alphagen Octanis Fund*	97,755	—	18,935,000	—	256,637	—	19,191,637
Magnetar Structured Credit Fund, LP		26,312,203	—	(1,828,278)	1,767,136	161,611	26,412,672
		$49,502,681	$18,935,000	$(1,828,278)	$3,820,728	$161,611	$70,591,742

*	Investment deemed to be an affiliated person for purposes of Section 2(a)(3) of the 1940 Act, primarily because the Master Portfolio owns more than 5% of the investment’s outstanding shares.

(6) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio does not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The Adviser’s family office clients do not pay any separate fees to the Adviser in consideration of the management services that the Adviser provides to the Master Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $625,118 annual minimum fee.

The administration services fees are paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Master Portfolio. The total administration fees incurred for the six months ended September 30, 2012, including any out-of-pocket expenses incurred in providing this service, were $321,331.

(c) Compensation of Directors

The Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC together pay each of the Directors who is not an “interested person” as defined in the 1940 Act, of these companies (the “Independent Directors”) an annual retainer of $30,000 ($37,500 for the Board chairman), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit and Nominating Committee chairman) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit and Nominating Committee chairman) per off-cycle Audit Committee meeting. The Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC compensated the Independent Directors $73,750 in meeting and retainer fees for the six months ended September 30, 2012.

(7) Indebtedness of the Fund

The Master Portfolio may borrow money in connection with its investment activities, for temporary cash management purposes, to meet withdrawal requests, or for temporary or emergency purposes. The Master Portfolio generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available. The Master Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of September 30, 2012, the Master Portfolio did not have a credit facility in place.

(8) Financial Highlights

Financial highlights are summarized as follows:

	Six Months ended September 30, 2012 (Unaudited)	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members’ capital(1)	(0.36)%	(0.29)%	(0.13)%	(0.29)%
Gross expenses to average members’ capital(1)	0.37%	0.31%	0.20%	0.37%
Net expenses to average members’ capital(1)	0.37%	0.31%	0.20%	0.37%
Portfolio turnover(2)	16.91%	15.98%	13.40%	8.85%
Total return(3)	1.36%	1.55%	1.83%	7.46%
Members’ capital, end of period (in 000’s)	$319,163	$398,696	$716,214	$739,206

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Master Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios have been annualized for periods less than one year.
(2)	This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
September 30, 2012
(Unaudited)

(9) Subsequent Events

The Master Portfolio accepts initial or additional subscriptions for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $265,000 for November 1, 2012.

On September 21, 2012, the Master Portfolio commenced an offer (“Offer”) to repurchase up to $60,000,000 of outstanding Interests from its members based on the estimated net asset value of such Interests calculated as of December 31, 2012. As of the October 22, 2012 expiration of the Offer, approximately $63,185,000 of Interests tendered will be accepted by the Adviser.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
September 30, 2012
(Unaudited)

Directors and Officers

The Master Portfolio’s operations are managed under the management and control of the Board (each member a “Director”). Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Portfolio who are responsible for the Master Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Portfolio as of September 30, 2012.

Asset Class(1)	Fair Value	%
Credit Strategies	$62,396,244	21.44
Equity Strategies	63,806,865	21.93
Even Driven Strategies	34,012,989	11.69
Global Trading	41,833,665	14.37
Multi-Strategy	88,972,636	30.57
	$291,022,399	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

Form N-Q Filings

The Master Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Form N-Q is available on the SEC website at http://www.sec.gov. The Master Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Master Portfolio voted proxies relating to portfolio securities during the period ended September 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at http://www.sec.gov.

Board of Directors Consideration of the Investment Advisory Agreement

At a meeting of the Board held in person on June 8, 2012 (the “Meeting”), the Board, including the Independent Directors, considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Portfolios and the Adviser for an additional annual period. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreement and the services provided by the Adviser. The Independent Directors reviewed and discussed aspects of the materials, initially with, and later without, representatives of the Adviser being present. Representatives of the Adviser reviewed and discussed the materials provided to the Board and responded to questions from the Independent Directors relating to, among other things: the nature and scope of services provided by the Adviser; the investment

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
September 30, 2012
(Unaudited)

performance of the Portfolios and comparative performance information; the expense ratios of the Portfolios and comparative expense information; the experience of the Adviser’s personnel providing services to the Portfolios; and the costs to the Adviser of providing services to the Portfolios.

Further, the Board, including the Independent Directors, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process. The Independent Directors were advised and assisted at all times by independent legal counsel.

Following their review, the Independent Directors concluded that the Advisory Agreement continues to enable the Portfolios’ members to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of members and determined that the Advisory Agreement should be continued in effect for an additional year. The determination of the Independent Directors was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at the Meeting and at other meetings of the Board throughout the year. In reaching their determination, the Independent Directors considered the following factors, among others, and reached the following conclusions:

The nature, extent and quality of the advisory services provided.  The Independent Directors considered: the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and investment strategies; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s investment in and commitment to personnel, the Adviser’s compliance and risk management programs and compliance culture; and the Adviser’s oversight of and interaction with service providers. They also noted the Adviser’s commitment of organizational resources to the operation of the Portfolios (including its assignment in 2011 of senior, experienced personnel to lead the team responsible for management of the Master Portfolio), its responsiveness to matters relating to the Portfolios and its capability of providing the full range of services required under the Advisory Agreement. In particular, the Independent Directors recognized the various enhancements to investment analytics and portfolio construction processes that were implemented by the Adviser during the past year after conducting a comprehensive review and evaluation of the investment approach previously being used to manage the investments of the Master Portfolio.

The Independent Directors concluded that they were very satisfied with the nature, extent and quality of the management and advisory service provided by the Adviser and also concluded that the Adviser would be able to provide during the coming year the same quality and scope of services as provided in the past.

The investment performance of the Portfolios.  The Independent Directors evaluated the information provided by the Adviser regarding the Portfolios’ investment performance and comparative information on the performance of other investment funds and relevant indices. They noted that, during the past year, the investment performance of the Portfolios has improved over performance in prior years and compares favorably to the performance of relevant indices of the performance of funds of hedge funds and to the performance of peer group funds.

Costs of services provided and profits realized by the Adviser.  The Independent Directors reviewed the expense ratios of the Portfolios and comparative information regarding the expenses of other similar funds and noted that, unlike virtually all other funds, the Portfolios do not pay any fees for investment advisory services. Based on this review, the Independent Directors determined that the expense ratios of the Portfolios compare favorably to those of similar funds. In addition, the Independent Directors considered whether the Adviser has realized any economies of scale in its costs of providing services to the Portfolios as a result of the growth of the assets of the Portfolios that could be shared with the Portfolios. In this regard, the Independent Directors determined that, because the assets of each of the Portfolios had declined during the past year, there were no economies of scale realized by the Adviser. The Independent Directors also took note

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
September 30, 2012
(Unaudited)

of the fact that the Adviser is not paid any fees by the Portfolios and, therefore, does not realize any profits directly attributable to its relationship with the Portfolios. However, the Independent Directors reviewed information relating to the fees that the Adviser charges to its client families and took cognizance of the fact that the Adviser’s fee schedule to client families for wealth management services includes breakpoints so that the effective fees paid by client families on larger accounts is reduced.

Benefits to the Adviser from its relationship with the Portfolios.  The Independent Directors did not identify any direct benefits that are realized by the Adviser from its relationship with the Portfolios. They recognized, however, that there may be certain indirect benefits to the Adviser that may be attributable to this relationship. The Independent Directors determined that it was difficult to quantify any such benefits and believe that any such benefits would be reasonable and appropriate because they would result solely from services provided to the Portfolios pursuant to the Advisory Agreement and are consistent with benefits that other investment advisers may realize from their relationships with the investment companies that they advise. The Independent Directors also noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Portfolios.

Other considerations.  The Independent Directors determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel and has demonstrated its commitment to the management and successful operations of the Portfolios.

Based upon their consideration of all factors deemed relevant, including but not limited to those discussed above, the Independent Directors determined that approval of the continuance of the Advisory Agreement was in the best interest of the Portfolios and their members.

Know more. GenSpring

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable – only for annual reports.

Item 8. Portfolio Managers of the Master Portfolio.

The day-to-day management of the Master Portfolio's portfolio is the responsibility of Ernest N. Dawal, Michael Murgio, Larry Hilzenrath and Evan Bolinski.

Ernest N. Dawal – Chief Investment Officer:  Ernest N. Dawal, Jr., is Chief Investment Officer of Wealth & Investment Management for SunTrust Banks, Inc. and for GenSpring Family Offices, an affiliate of SunTrust Bank. In these roles, Mr. Dawal is responsible for oversight of the investment strategy for all business units within Wealth & Investment Management and for oversight of GenSpring’s investment organization. He is based in Atlanta and maintains a secondary office in Jupiter, Florida. Mr. Dawal rejoined SunTrust in 2011, as Chief Investment Officer. He originally joined SunTrust in 1992, as Senior Portfolio Manager and Vice President, and managed a team of portfolio managers, providing investment services to high net worth personal trust, investment agency, retirement and endowment investment portfolios. His previous experience includes: Executive Vice President and Senior Director of Investments for Wells Fargo Wealth Management, and Wells Fargo-Wachovia merger, as well as Chief Investment Officer for Wachovia’s Wealth Management Business. Mr. Dawal began his career working for the US Government in a variety of positions within the U.S. Department of Commerce and the U.S. Department of Defense. He also served as a financial analyst for US Airlines and Piedmont Aviation. Mr. Dawal earned a Bachelor of Arts degree in Business Administration and International Studies from the American University, Kogod School of Business & School of International Service, Washington, D.C. He earned a Master of Business Administration from Wake Forest University’s Babcock School of Management, and holds a Chartered Financial Analyst (CFA) designation.

Michael Murgio, CFA, CAIA – Chief Investment Strategist:  Mike joined the Adviser in 2002 and is currently the Adviser’s Director of Investments and a member of the Strategic Investment Advisory Committee.  In this capacity, he is responsible for the firm's asset allocation and portfolio construction decisions and is also an integral member of the Adviser’s Manager Selection Committee.  Mike represents the Adviser’s Investment Advisory Center on a quarterly basis with the Board, where he provides investment updates.  Prior to his role as Director of Investments, Mike oversaw GenSpring's Manager Selection Process, where he was responsible for oversight of approved managers, as well as the design and implementation of process enhancements.  Mike has spent the past eight years conducting diligence on many of GenSpring's external investment managers and is responsible today for maintaining coverage over some of the more significant investment relationships for the Adviser.  Prior to joining the Adviser, he spent three years performing equity research for SunTrust's Robinson Humphrey Capital Markets Division in Atlanta, Georgia.  Mike graduated magna cum laude with a BBA degree, majoring in finance, from The Florida State University, and has earned the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.  He is a member of the CFA Society of South Florida.

Larry Hilzenrath – Director of Research: Larry joined the Adviser in 2010, and he is responsible for managing GenSpring’s due diligence and manager selection process globally.  As part of the investment team, he helps to integrate the firm’s global investment views into portfolio construction and asset allocation recommendations.  He is also responsible for leading the firm’s Global Macro Research effort and is involved with manager identification and selection, covering a broad universe of traditional and alternative managers and strategies. Larry serves on the IAC’s Portfolio Construction Committees as well as the Manager Selection Committee and Risk Committee. Prior to joining GenSpring, Larry served as a Senior Analyst for a family office partnership, where he was responsible for developing the overall investment strategy as well as performing due diligence on all prospective investments for both internal portfolios and outside allocations. Larry has had a broad range of experiences in the investment world having worked in trading, analysis, manager selection and wealth management.  He spent several years as Head of Trading at Bay Resource Partners. Larry  then moved on to manager selection, working for Klitzberg Associates and then spending several years at Lighthouse Partners, where he was responsible for manager selection and research, with a dual focus on natural resources and healthcare. Larry has an M.B.A. from Emory University with a focus on Finance and Capital Markets.

Evan Bolinski – Senior Investment Analyst: Evan joined the Adviser in 2006.  He is responsible for supporting the identification, due diligence and selection of both traditional and alternative investment managers. He leads the firm’s efforts relating to credit-oriented strategies. Prior to joining the Advisor, Evan spent four years as a corporate banking associate at SunTrust Bank where he underwrote debt capital for companies.  He specialized in analyzing companies within the agri-food sector.  He graduated magna cum laude with a degree in Finance and Marketing from The Florida State University, and has earned the Chartered Financial Analyst designation. He is a member of the CFA Society of South Florida.

Management of Other Accounts.

The table below shows the number of other accounts managed by each portfolio manager of the Master Portfolio (other than the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio) and the approximate total assets in the accounts in each of the following categories: registered investment companies (other than the Master Portfolio and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio), other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Other Registered Investment Companies Managed by the Portfolio Managers		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio’s Portfolio Manager	Number	Total Assets	Number	Total Assets (mm)	Number	Total Assets

Michael Murgio	0	$0	5	$58.5	0	$0
Evan Bolinski	0	$0	5	$58.5	0	$0

Securities Ownership of Portfolio Managers.

The table below shows the range of equity securities beneficially owned by each portfolio manager in the Master Portfolio as of September 30, 2012.

Portfolio Manager	Range of Securities Owned ($)
Ernest N. Dawal	None
Michael Murgio	None
Larry Hilzenrath	None
Evan Bolinski	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(c)
			Total Number	(d)
			of Shares	Maximum Number
			(or Units)	(or Approximate
			Purchases as	Dollar Value) of
	(a)	(b)	Part of	Shares (or Units)
	Total Number	Average Price	Publicly	that May Yet Be
	of Shares	Paid per	Announced	Purchased Under
	(or Units)	Share	Plans or	the Plans or
Period	Purchased	(or Unit)	Programs	Programs
April 1, 2012 through April 30, 2012	$-	N/A	N/A	N/A
May 1, 2012 through May 31, 2012	$-	N/A	N/A	N/A
June 1, 2012 through June 30, 2012	$-	N/A	N/A	N/A
July 1, 2012 through July 31, 2012	$4,252,588	N/A	N/A	N/A
August 1, 2012 through August 31, 2012	$-	N/A	N/A	N/A
September 1, 2012 through September 30, 2012	$-	N/A	N/A	N/A
Total	$4,252,588

Amount purchased in July 2012 is for a tender offer approved by the Board of Trustees to repurchase a designated amount of interests of the TEI Portfolio.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable – only effective for annual reports.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Multi-Manager TEI Portfolio, LLC

By (Signature and Title)*	/s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date	November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas Carroll
Thomas Carroll, President

Date	November 28, 2012

By (Signature and Title)*	/s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date	November 28, 2012

* Print the name and title of each signing officer under his or her signature.